UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA

In Re:

AQUAGENIX, INC.,                                       Case No. 99-24534-BKC-RBR
AQUAGENIX LAND                                         Case No. 99-24535-BKC-RBR
WATER TECHNOLOGIES, INC.,                              Chapter 11 Proceedings
                                                       Jointly Administered
         Debtors.
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          NOTICE OF EQUITY SECURITY HOLDERS OF PROPOSED SALE OF ASSETS

         COME NOW the Debtors-in-Possession, AQUAGENIX, INC., and AQUAGENIX LAND WATER TECHNOLOGIES, INC., (hereinafter collectively referred to as "AQUAGENIX"), by and through their undersigned counsel, and in accordance with the provisions of Bankruptcy rule 2002 (d)(3) notifies the equity security holders of AQUAGENIX of the proposed sale of all or substantially all of the Debtors' assets as follows:
         1. On October 20, 1999, the United States Bankruptcy Court for the Southern District of Florida in the above-referenced cases entered an Order entitled Order Granting Debtors-In-Possessions' Emergency Motion For Order Approving Certain Provisions Of Letter Of Intent; Competitive Bid Procedures In Connection With Sale Of Debtors' Assets; shortening Notice Period And Setting Date and Procedure For Hearing To Authorize Sale of Debtors' Assets.

         2. Pursuant to the terms of said Order, there will be a sale of substantially all of the Debtors' assets conducted on November 9, 1999, at 1:30 p.m. at the United States

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Bankruptcy Court, 299 E. Broward Boulevard, Room 308, Fort Lauderdale, Florida,
or such adjacent location as may be announced in Court at that time.

         3. The sale will be to Rodney Longman, or assigns, for the purchase price of $1,600,000; or for such higher or better offer as may be received at the time of the aforesaid sale. The sale may ultimately be to Rodney Longman or assigns or to a third party making a higher or better offer in accordance with the terms of the Court's Order.

         4. Written objections to the sale, if any, must be filed with the Court, and served so as to be actually received by counsel to the Debtors and the purchaser by hand delivery or facsimile no later than 5:00 p.m., Fort Lauderdale, Florida time on November 4, 1999, as follows:

CHAD P. PUGATCH, ESQUIRE               PAUL STEVEN SINGERMAN, ESQUIRE
CHAD P. PUGATCH, P.A.                  BERGER, DAVIS & SINGERMAN, P.A.
Counsel for the Debtors                Counsel for Longman
Northmark Building, Suite 101          200 S. Biscayne Blvd., Suite 2950
33 N.E. 2nd Street                     Miami, FL 33131-5308
Fort Lauderdale, FL 33301              Telephone: (305) 755-9500
Telephone:  (954) 462-8000             Facsimile: (305) 714-4340
Facsimile:  (954) 462-4300

         5. Copies of the proposed Asset Acquisition Agreement and/or the Court's Order of October 20, 1999, may be received from the undersigned counsel upon written request.

         I HEREBY CERTIFY that I am admitted to the Bar of the United States District Court for the Southern District of Florida and I am in compliance with the additional qualifications to practice in this court set forth in Local Rule 2090-1(A).

         I HEREBY CERTIFY that a true copy of the foregoing has been furnished to all Equity Security Holders; Susan R. Sherrill, Senior Bankruptcy counsel, Securities & Exchange Commission, Branch of Reorganization, Atlanta Regional Office, Suite 1000, 3475 Peachtree Street, NE Atlanta, GA 30326; Office of the U.S. Trustee, 51 S.W. First Avenue, Room 1204, Miami, FL 33130.


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                                       CHAD P. PUGATCH, P.A.
                                       Northmark Building, Suite 1201
                                       33 NE 2nd Street
                                       Fort Lauderdale, Florida 33301
                                       Telephone:  954-462-8000
                                       Telecopier: 954-462-4300


                                       By: /s/ Chad P. Pugatch, Esq.
                                       -----------------------------
                                              CHAD P. PUGATCH, ESQUIRE
                                              Florida Bar No.: 220582


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